UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2026
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VICI Properties Inc.
VICI Properties L.P.
(Exact Name of Registrant as Specified in its Charter)
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Maryland (VICI Properties Inc.)	001-38372	81-4177147
Delaware (VICI Properties L.P.)	333-264352-01	35-2576503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (646) 949-4631
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VICI Properties Inc.	☐	Emerging growth company
VICI Properties L.P.	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

VICI Properties Inc.	☐
VICI Properties L.P.	☐

This Amendment No. 1 to Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by VICI Properties Inc. (the “Company”) on September 8, 2026 (the “Original Report”). Except as described below, this Amendment does not purport to amend the information in the Original Report or provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Effective September 18, 2026, John M. Sullivan's prior appointment to the Company's Board of Directors (the “Board”) as an independent director has become effective, following receipt of applicable regulatory approvals. In connection with the effectiveness of Mr. Sullivan’s appointment, the Board authorized an increase in the size of the Board to eight members. Mr. Sullivan will serve on the Board's Compensation Committee and Nominating and Governance Committee.

Mr. Sullivan is being compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors of the Board. In addition, the Company has entered into its standard form indemnification agreement with Mr. Sullivan. There are no transactions between the Company and Mr. Sullivan that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Sullivan and any other persons pursuant to which he was selected as director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: September 22, 2026	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary

VICI PROPERTIES L.P.
Date: September 22, 2026	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Secretary